[LOGO] M F S(SM)
INVESTMENT MANAGEMENT                                             Annual Report
                                                                 for Year Ended
                                                              December 31, 1997


MFS(R) BOND SERIES
A Series of MFS(R) Variable Insurance Trust(SM)


[Graphic Omitted]

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Nelson J. Darling, Jr.                              Massachusetts Financial Services Company
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    DISTRIBUTOR
Vice Chairman,                                      MFS Fund Distributors, Inc.
Capitol Entertainment Management Company            500 Boylston Street
(Blockbuster Video franchise)                       Boston, MA 02116-3741

PORTFOLIO MANAGER                                   INVESTOR SERVICE
Geoffrey L. Kurinsky*                               MFS Service Center, Inc.
                                                    P.O. Box 2281
TREASURER                                           Boston, MA 02107-9906
W. Thomas London*
                                                    For additional information,
ASSISTANT TREASURERS                                contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                     CUSTODIAN
James O. Yost*                                      State Street Bank and Trust Company

SECRETARY                                           AUDITORS
Stephen E. Cavan*                                   Deloitte & Touche LLP

ASSISTANT SECRETARY                                 WORLD WIDE WEB
James R. Bordewick, Jr.*                            www.mfs.com


[logo omitted}  For the fourth year in a row, MFS earned a #1 ranking in the
                DALBAR, Inc. Broker/Dealer Survey, Main Office Operations
                Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser


NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE

  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While economic growth in the United States continues to be impressive, this is partially being offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board (the Fed) and its response to both U.S. and world events.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

MFS BOND SERIES

For the year ended December 31, 1997, the Series provided a total return of 10.14% (including the reinvestment of any distributions). This compares to a 9.76% return for the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt.

The sharp decline in interest rates in 1997 benefited the Series, as did the Series' significant exposure to credits that are in the process of crossing from high-yield to investment-grade status, such as Cleveland Electric and U.S. Gypsum. In general, we have seen strong returns for U.S. fixed-income markets, as prospects for continued steady economic growth and low inflation have sparked a rally in this arena. Rates on 10-year U.S. Treasuries fell almost a full percentage point, from 6.50% to 5.75%, during 1997, primarily due to positive inflation data, which changed the markets' previous perception that the Fed would have to raise interest rates. The U.S. bond market is also receiving flight capital from Asian markets. We believe the Fed will most likely take a wait-and-see attitude toward raising rates, especially given the market sell-off in the Pacific Rim, which could slow the pace of economic growth globally. We also believe interest rates could continue moving gradually lower as the inflation figures continue to decline.

In this environment, we have had a lower percentage of assets in the investment-grade and high-yield corporate sectors compared to the Series' peer group, given our concern that a glut of supply and further disarray in Asia could result in a widening of interest-rate spreads in these sectors.

Among industry sectors, the Series' largest current holdings are in utility companies such as Long Island Lighting and Cleveland Electric, both of which we believe will soon be upgraded to investment-grade status. We are also overweighted in the media and cable sectors, which continue to reflect improving credit profiles.

At 6.2 years, the Series' duration, or interest-rate sensitivity, reflects what we see as a potential for slightly lower interest rates. The normal duration for the Series is 6.0 years, which is the average for the funds in the Lipper "BBB"-rated bond fund category.

Looking ahead, we believe the forces of economic growth and low inflation will keep interest rates moving lower from current levels. The recent collapse of markets in Southeast Asia suggests a moderation of both global growth and inflation expectations, but just how much of an impact these events will have on U.S. growth and earnings remains debatable. They do, though, suggest that the Fed will keep rates stable or move them lower as we move into 1998 and officials evaluate the impact on the U.S. economy.

Respectfully,

/s/ Geoffrey L. Kurinsky

Geoffrey L. Kurinsky
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky began his career at MFS in 1987 in the Fixed Income Department and was named Assistant Vice President in 1988, Vice President in 1989, and Senior Vice President in 1993. A graduate of the University of Massachusetts and the Boston University Graduate School of Management, he has managed MFS Bond Series since 1995.

OBJECTIVES AND POLICIES

The Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Bond Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through December 31, 1997)
                         Lehman
                         Brothers
                        Government/   Consumer
          MFS Bond      Corporate     Price Index
        Series - VIT    Bond Index      - U.S.

11/95    $10,000        $10,000       $10,000
 6/96      9,987         10,120        10,191
12/96     10,516         10,614        10,319
 6/97     10,819         10,904        10,429
12/97     11,582         11,649        10,540

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                   1 Year      Life of Series*
------------------------------------------------------------------------------
MFS Bond Series                                    +10.14%         +6.94%
------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index#   + 9.76%         +7.94%
------------------------------------------------------------------------------
Consumer Price Index#+                             + 2.15%         +2.58%
------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, October 24, 1995, through December 31, 1997.
# Source: CDA/Wiesenberger.
+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997
Bonds - 82.3%
--------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)      Value
--------------------------------------------------------------------------------
U.S. Bonds - 80.1%
  Airlines - 3.0%
    Continental Airlines, Inc., 9.5s, 2001                $   15    $    16,201
    Delta Air Lines, Inc., 8.5s, 2002                         80         85,366
    Jet Equipment Trust, 8.64s, 2012##                         5          5,348
    Jet Equipment Trust, 9.41s, 2010##                         5          5,981
    United Airlines Pass-Through Trust, 7.27s, 2013            5          5,154
                                                                    -----------
                                                                    $   118,050
--------------------------------------------------------------------------------
  Automotive - 0.4%
    Ford Motor Co., 7.7s, 2097                            $   15    $    16,482
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.8%
    Advanta Corp., 6.925s, 2002                           $    5    $     4,703
    Capital One Financial Corp., 7.25s, 2003                  10         10,088
    MBNA Capital, 8.278s, 2026                                35         36,612
    Riggs National Corp., 8.5s, 2006                           5          5,244
    Washington Mutual Capital I, 8.375s, 2027                 50         55,119
                                                                    -----------
                                                                    $   111,766
--------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    U.S. Cellular Corp., 7.25s, 2007                      $    5    $     5,106
--------------------------------------------------------------------------------
  Chemicals - 0.6%
    Solutia Inc., 7.375s, 2027                            $   25    $    25,666
--------------------------------------------------------------------------------
  Construction Services - 1.4%
    Georgia Pacific Corp., 9.5s, 2022                     $   50    $    56,301
--------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Philip Morris Cos., Inc., 7.75s, 2027                 $    5    $     5,400
--------------------------------------------------------------------------------
  Entertainment - 2.2%
    Circus Circus Enterprises, Inc., 7s, 2036             $   10    $    10,225
    Hearst Argyle Television, Inc., 7.5s, 2027                15         15,453
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##        45         44,092
    Time Warner, Inc., 9.125s, 2013                           10         11,908
    Time Warner, Inc., 9.15s, 2023                             5          6,160
                                                                    -----------
                                                                    $    87,838
--------------------------------------------------------------------------------
  Financial Institutions - 5.7%
    APP International Finance Co., 10.25s, 2000           $   20    $    18,800
    Bear Stearns, Inc., 6.75s, 2007                          100        100,786
    Contifinancial Corp., 7.5s, 2002                          63         61,661
    Dynex Capital, Inc., 7.875s, 2002                          5          5,062
    First Empire Capital Trust I, 8.234s, 2027                 5          5,384
    Lehman Brothers, Inc., 7.5s, 2026                         10         10,584
    MBNA Corp., 6.963s, 2002##                                10         10,163
    Nationwide Mutual Life Insurance Co., 7.5s, 2024##        10         10,083
    Salton Sea Funding Corp., 7.84s, 2010                      5          5,325
                                                                    -----------
                                                                    $   227,848
--------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Boise Cascade Co., 7.43s, 2005                        $   10    $    10,477
--------------------------------------------------------------------------------
  Insurance - 0.7%
    Conseco Finance Trust III, 8.796s, 2027               $    5    $     5,648
    Safeco Capital Trust I, 8.072s, 2037##                    10         10,446
    Travelers Capital III, 7.75s, 2036                        10         10,370
                                                                    -----------
                                                                    $    26,464
--------------------------------------------------------------------------------
  Media - 0.3%
    News America Holdings, Inc., 7.75s, 2045              $    5    $     5,177
    News America Holdings, Inc., 8s, 2016                      5          5,367
                                                                    -----------
                                                                    $    10,544
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Tenet Healthcare Corp., 8s, 2005                      $    5    $     5,088
    Tenet Healthcare Corp., 10.125s, 2005                      5          5,462
                                                                    -----------
                                                                    $    10,550
--------------------------------------------------------------------------------
  Oil Services - 0.1%
    Ultramar Diamond Shamrock Corp., 7.2s, 2017           $    5    $     5,135
--------------------------------------------------------------------------------
  Oils - 1.6%
    Chesapeake Energy Corp., 7.875s, 2004##               $   18    $    17,685
    Enserch Exploration, Inc., 7.54s, 2009##                   5          5,015
    Gulf Canada, 9.25s, 2004                                   5          5,273
    Lasmo USA, Inc., 7.3s, 2027                               12         12,255
    Oryx Energy Co., 8.375s, 2004                             10         10,784
    Transocean Offshore, Inc., 8s, 2027                       10         11,310
                                                                    -----------
                                                                    $    62,322
--------------------------------------------------------------------------------
  Precious Metals and Minerals - 0.1%
    Freeport McMoRan Copper & Gold, Inc., 7.5s, 2006      $    3    $     2,551
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp., 7.95s, 2007                      $    3    $     3,182
    Mirage Resorts, Inc., 6.75s, 2007                          5          4,985
                                                                    -----------
                                                                    $     8,167
--------------------------------------------------------------------------------
  Special Products and Services - 1.2%
    Federal Express Corp., 7.65s, 2014                    $   40    $    42,743
    Loewen Group, Inc. Pass-Through Ctf., 6.7s, 1999##         5          4,974
                                                                    -----------
                                                                    $    47,717
--------------------------------------------------------------------------------
  Telecommunications - 4.1%
    Continental Cablevision, Inc., 8.3s, 2006             $    5    $     5,457
    Continental Cablevision, Inc., 11s, 2007                  50         55,518
    TCI Communications Financing III, 9.65s, 2027              5          5,853
    Tele-Communications, Inc., 7.385s, 2001                   70         71,664
    Tele-Communications, Inc., 8.25s, 2003                     5          5,339
    WorldCom, Inc., 7.75s, 2007                               15         16,242
    WorldCom, Inc., 8.875s, 2006                               5          5,380
                                                                    -----------
                                                                    $   165,453
--------------------------------------------------------------------------------
  Textiles - 0.1%
    Burlington Industries, Inc. New, 7.25s, 2027          $    5    $     5,256
--------------------------------------------------------------------------------
  Utilities - Electric - 5.5%
    Cleveland Electric Illuminating Co., 7.88s, 2017##    $   10    $    10,557
    Commonwealth Edison Co., 6.4s, 2005                       20         19,587
    Commonwealth Edison Co., 7.625s, 2007                      5          5,277
    First PV Funding Corp., 10.3s, 2014                        5          5,406
    Long Island Lighting Co., 8.9s, 2019                       5          5,320
    Long Island Lighting Co., 9s, 2022                        50         55,829
    Midland Cogeneration Venture Corp., 10.33s, 2002          13         13,500
    Niagara Mohawk Power Corp., 8.5s, 2023                    10         10,697
    Niagara Mohawk Power Corp., 8.77s, 2018                   40         43,057
    Northrup Grumman Corp., 9.375s, 2024                       5          5,799
    Southern Co. Capital Trust, 8.19s, 2037##                  2          2,114
    Texas & New Mexico Power Co., 12.5s, 1999                  5          5,281
    Texas Utilities Electric Co., 7.17s, 2007                 10         10,404
    Waterford 3 Funding Corp., 8.09s, 2017                    25         26,133
                                                                    -----------
                                                                    $   218,961
--------------------------------------------------------------------------------
  Utilities - Gas - 2.7%
    California Energy, Inc., 10.25s, 2004                 $    5    $     5,452
    Texas Gas Transmission Corp., 7.25s, 2027                100        104,047
                                                                    -----------
                                                                    $   109,499
--------------------------------------------------------------------------------
  U.S. Federal Agencies - 4.5%
    FNMA, 7s, 2012                                        $  178    $   180,259
--------------------------------------------------------------------------------
  U.S. Government Guaranteed - 5.0%
    GNMA, 7.5s, 2027                                      $  186    $   190,599
    GNMA, 8s, 2025                                            10         10,437
                                                                    -----------
                                                                    $   201,036
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 37.1%
    U.S. Treasury Bonds, 6.125s, 2027                     $    5    $     5,138
    U.S. Treasury Bonds, 6.375s, 2027                        511        538,947
    U.S. Treasury Bonds, 6.625s, 2027                         79         85,764
    U.S. Treasury Bonds, 7.625s, 2025                          6          7,281
    U.S. Treasury Notes, 5.625s, 2002                        600        597,750
    U.S. Treasury Notes, 6s, 1999                             10         10,048
    U.S. Treasury Notes, 6.125s, 2007                         22         22,609
    U.S. Treasury Notes, 6.25s, 2002                          20         20,410
    U.S. Treasury Notes, 6.5s, 2005                           61         63,851
    U.S. Treasury Notes, 6.875s, 2006                         40         42,800
    U.S. Treasury Notes, 7s, 2006                             36         38,857
    U.S. Treasury Notes, 7.25s, 2004                          45         48,565
    U.S. Treasury Notes, 9.125s, 1999                          5          5,224
                                                                    -----------
                                                                    $ 1,487,244
--------------------------------------------------------------------------------
Total U.S. Bonds                                                    $ 3,206,092
--------------------------------------------------------------------------------
Foreign Bonds - 2.2%
    Argentina - 0.5%
      Hidroelectrica Alicura, 8.375s, 1999##              $   20    $    19,800
--------------------------------------------------------------------------------
  Finland - 0.1%
    Upm Kymmene Corp., 7.45s, 2027##                      $    5    $     5,041
--------------------------------------------------------------------------------
  Indonesia - 0.8%
    PT Indah Kiat Pulp & Paper Corp., 8.875s, 2000##      $   20    $    17,779
    PT Polysindo Eka Perkasa, 13s, 2001                       15         13,650
                                                                    -----------
                                                                    $    31,429
--------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 7.875s, 2002##                    $   10    $     9,687
--------------------------------------------------------------------------------
  Spain - 0.1%
    Empresa Nacional De Electric, 7.325s, 2037            $    5    $     5,049
--------------------------------------------------------------------------------
  Uruguay - 0.5%
    Banco Commercial Sa, 8.25s, 2007                      $   20    $    19,374
--------------------------------------------------------------------------------
Total Foreign Bonds                                                 $    90,380
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,238,878)                           $ 3,296,472
--------------------------------------------------------------------------------
Short-Term Obligation - 30.0%
--------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 1/02/98, at
      Amortized Cost and Value                            $1,200    $ 1,199,841
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,438,719)                     $ 4,496,313
Other Assets, Less Liabilities - (12.3)%                               (492,759)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $ 4,003,554
--------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,438,719)            $ 4,496,313
  Cash                                                                12,124
  Receivable for Series shares sold                                   53,852
  Interest receivable                                                 49,843
  Deferred organization expenses                                       6,105
                                                                 -----------
      Total assets                                               $ 4,618,237
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $    11,544
  Payable for investments purchased                                  597,937
  Payable to affiliate
    Management fee                                                        65
    Administative fee                                                    340
    Transfer agent fee                                                     4
  Accrued expenses and other liabilities                               4,793
                                                                 -----------
      Total liabilities                                          $   614,683
                                                                 -----------
Net assets                                                       $ 4,003,554
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $ 3,739,359
  Unrealized appreciation on investments                              57,594
  Accumulated undistributed net realized gain on investments          68,069
  Accumulated undistributed net investment income                    138,532
                                                                 -----------
      Total                                                      $ 4,003,554
                                                                 ===========
Shares of beneficial interest outstanding                          361,236
                                                                   =======
Net asset value price per share
    (net assets of $4,003,554 / 361,236 shares of beneficial
      interest outstanding)                                        $11.08
                                                                   ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $  161,600
                                                                     ----------
  Expenses -
    Management fee                                                   $   13,699
    Administrative fee                                                      287
    Trustees' compensation                                                2,373
    Shareholder servicing agent fee                                         801
    Custodian fee                                                        19,793
    Printing                                                             14,920
    Auditing fee                                                         26,501
    Amortization of organization expenses                                 1,837
    Legal fee                                                             1,478
    Miscellaneous                                                           543
                                                                     ----------
      Total expenses                                                 $   82,232
    Fees paid indirectly                                                   (337)
    Reduction of expenses by investment adviser                         (59,063)
                                                                     ----------
      Net expenses                                                   $   22,832
                                                                     ----------
        Net investment income                                        $  138,768
                                                                     ----------
Realized and unrealized gain on investments:
  Realized gain on investment transactions (identified cost basis)   $   71,311
  Change in unrealized appreciation on investments                       51,317
                                                                     ----------
        Net realized and unrealized gain on investments              $  122,628
                                                                     ----------
          Increase in net assets from operations                     $  261,396
                                                                     ==========
See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                      Year Ended December 31,
                                                    ----------------------------
                                                         1997              1996
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $  138,768         $ 28,318
  Net realized gain (loss) on investments               71,311           (3,478)
  Net unrealized gain on investments                    51,317            2,384
                                                    ----------         --------
    Increase in net assets from operations          $  261,396         $ 27,224
                                                    ----------         --------
Distributions declared to shareholders -
  From net investment income                        $   --             $(28,266)
                                                    ----------         --------
    Increase in net assets from Series share
      transactions                                  $2,888,957         $626,308
                                                    ----------         --------
      Total increase in net assets                  $3,150,353         $625,266
Net assets:
  At beginning of year                                 853,201          227,935
                                                    ----------         --------
  At end of year (including accumulated
    undistributed net investment income
    of $139,010 and $242, respectively)             $4,003,554         $853,201
                                                    ==========         ========

See notes to financial statements

    Financial Highlights
--------------------------------------------------------------------------------
                                           Year Ended December 31,
                                    --------------------------------------------
                                     1997          1996           1995***
                                    ------        ------          ------
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period               $10.06        $10.19          $10.00
                                    ------        ------          ------
Income from investment
  operations# -
  Net investment income(S)          $ 0.64        $ 0.58          $ 0.09
  Net realized and
    unrealized gain on
    investments and
    foreign currency
    transactions                      0.38         (0.36)           0.21
                                    ------        ------          ------
    Total from investment
      operations                    $ 1.02        $ 0.22          $ 0.30
                                    ------        ------          ------
Less distributions
  declared to
  shareholders -
  From net investment income        $ --          $(0.35)         $(0.09)
  From net realized gain on
  investments and foreign
    currency transactions             --            --             (0.02)
                                    ------        ------          ------
      Total distributions
        declared to shareholders    $ 0.00        $(0.35)         $(0.11)
                                    ------        ------          ------
Net asset value - end of period     $11.08        $10.06          $10.19
                                    ======        ======          ======
Total return                        10.14%         2.09%           3.02%**
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                         1.00%         1.00%           1.00%*
  Net investment income              6.04%         5.84%           4.89%*
Portfolio turnover                    219%          231%             55%
Net assets at end of
  period (000 omitted)              $4,004        $  853          $  228

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of the Series' investment operations,
    October 24, 1995, through December 31, 1995.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Series, the net investment income per share and the ratios would have been:

    Net investment income (loss)#   $ 0.37        $(0.26)         $(0.70)
    Ratios (to average net assets):
      Expenses##                     3.58%         9.45%          43.85%
      Net investment income (loss)   3.46%       (2.61)%        (37.96)%

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Bond Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 Series: MFS Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 10 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series' distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, a loss of $236 from accumulated undistributed net realized gain on investments and foreign currency transactions and a loss of $242 from paid in capital were reclassified to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share. At December 31, 1997, accumulated undistributed net investment income under book accounting was different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.40% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $108,383, including $49,931 incurred in the current year.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations.

                                                  Purchases              Sales
------------------------------------------------------------------------------
U.S. government securities                       $4,232,668         $3,002,723
                                                 ----------         ----------
Investments (non-U.S. government securities)     $2,782,895         $1,553,279
                                                 ----------         ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $4,438,850
                                                                   ----------
Gross unrealized appreciation                                      $   68,999
Gross unrealized depreciation                                         (11,536)
                                                                   ----------
    Net unrealized appreciation                                    $   57,463
                                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                     Year Ended December    Year Ended December
                                                31, 1997               31, 1996
                                     --------------------   ------------------
                                      Shares       Amount   Shares     Amount
--------------------------------------------------------------------------------
Shares sold                          302,671   $3,167,115   68,218   $683,975
Shares issued to shareholders in
  reinvestment of distributions         --         --        2,796     28,266
Shares reacquired                    (26,220)    (278,158)  (8,589)   (85,933)
                                     -------   ----------   ------   --------
    Net increase                     276,451   $2,888,957   62,425   $626,308
                                     =======   ==========   ======   ========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series' shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series' for the year ended December 31, 1997, was $0.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Bond
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the years ended December 31, 1997 and 1996, and the period from October 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998




                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VFB-2 2/98 5M



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